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                                                                    EXHIBIT 23.5

                                                                  GRANT THORNTON




PARK ASSOCIATES LIMITED

We consent to the reference to our firm under the caption "experts" and to the use of our report dated May 28, 1998 and September 22, 1998, included in the Registration Statement (Form S-1) and related Prospectus of SFX Entertainment, Inc.



/s/ Grant Thornton
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GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS
Nottingham

February 4, 1999